UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2024

Neuraxis, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41775	45-5079684
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11611 N. Meridian St, Suite 330 Carmel, IN 46032

(Address of principal executive offices)

Registrant’s telephone number, including area code: (812) 689-0791

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NRXS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

On June 28, 2024, the Board of Directors of NeurAxis, Inc. (the “Company”) granted shares of common stock of the Company, par value $0.001per share (the “Common Stock”) to the three non-employee directors of the Company: Kristin Ferge, Beth Keyser, and Bradley Mitch Watkins, (the “Grantees”).

The shares are immediately fully vested and were granted as unrestricted stock awards pursuant to Article IX of the Company’s 2022 Omnibus Securities and Incentive Plan, as amended (the “Plan”). These shares were the first securities issued pursuant to the Plan following the Company’s August 2023 initial public offering.

The shares were issued as compensation for the services provided by each of the Grantees as a member of the Board through March 31, 2024 by dividing the amount owed to each Grantee by the closing price of the common stock on June 28th of $2.78 per share.

The Company has agreed to issue to each non-employee of the Board, on a quarterly basis, shares of common stock with a value of $12,500, for total equity compensation of $50,000 per year.

The Grantees each entered into an unrestricted stock award agreement with the Company on July 1, 2024 (the “Unrestricted Stock Award Agreement”). The terms of the grant of shares are set forth in the form of Unrestricted Stock Award Agreement a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Company plans on utilizing this form of Unrestricted Stock Award Agreement for all unrestricted stock awards issued pursuant to Article IX of the Plan.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Form of Unrestricted Stock Award Agreement by and between NeurAxis, Inc. and Grantees dated on July 1, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2024	NEURAXIS, INC.

	By:	/s/ Brian Carrico
	Name:	Brian Carrico
	Title:	President and Chief Executive Officer